UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

RMR Real Estate Income Fund

(Name of Registrant as Specified In Its Charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2020. RMR REAL ESTATE INCOME FUND You are receiving this communication because you hold shares in the fund named above. This is not a ballot.You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D15739-P37131 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 30, 2020 Date: May 22, 2020Time: 9:30 A.M. Location: Two Newton Place 255 Washington St., Suite 100 Newton, MA 02458 Or at such other location or by such remote means as may be noticed to shareholders.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D15740-P37131 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT How to View Online: visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2020 to facilitate timely delivery.

RMR Real Estate Income Fund (Common and Preferred Shares) The Board of Trustees recommends you vote FOR proposal 1 and AGAINST proposal 2: 1. To elect one Class I Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 1a. John L. Harrington 2. If properly presented at the meeting, vote on a shareholder proposal. (Common Shareholders and Preferred Shareholders, voting together as a single class) RESOLVED: All investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, a plan to liquidate or open-end the Fund within one year, then the investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors LLC shall remain in effect as long as necessary to implement these actions. 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. D15741-P37131 Voting Items

D15742-P37131 Voting Instructions